Risk Management	9 Months Ended
Sep. 30, 2021
Risk Management [Abstract]
Risk Management

27. RISK MANAGEMENT
Cenovus is exposed to financial risks, including market risk related to commodity prices, foreign exchange rates, interest rates as well as credit risk and liquidity risk.
A) Commodity Price, Interest Rate and Foreign Currency Risk
To manage exposure to interest rate volatility, the Company may periodically enter into interest rate swap contracts. To mitigate the Company’s exposure to foreign exchange rate fluctuations, the Company periodically enters into foreign exchange contracts. To manage interest costs on short-term borrowings, the Company periodically enters into cross currency interest rate swaps. As at September 30, 2021, there were foreign exchange contracts with a notional value of US$144 million outstanding and no interest rate or cross currency interest rate swap contracts outstanding.
To manage exposure to commodity price movements between when products are produced or purchased and when sold to the customer or used by Cenovus, the Company may periodically enter into financial positions as a part of ongoing operations to market the Company’s production and physical inventory positions of crude oil and condensate volumes. The Company has entered into risk management positions to both help capture incremental margin expected to be received in future periods at the time products will be sold and to mitigate overall exposure to fluctuations in commodity prices related to inventories and physical sales. Mitigation of commodity price volatility may utilize financial positions to protect both near-term and future cash flows. As at September 30, 2021, the fair value of financial positions was a net liability of $292 million and primarily consisted of crude oil, condensate, natural gas and foreign exchange rate instruments.
Net Fair Value of Risk Management Positions

As at September 30, 2021	Notional Volumes (1) (2)	Terms (3)	Weighted Average Price (1)	Fair Value Asset (Liability)
Crude Oil and Condensate Contracts
WTI Fixed – Sell	55.9 MMbbls	October 2021 - December 2022	US$67.29/bbl	(495)
WTI Fixed – Buy	21.1 MMbbls	October 2021 - September 2022	US$67.15/bbl	185
Other Financial Positions (4)				18
Total Fair Value				(292)
(1)     Million barrels (“MMbbls”). Barrel (“bbl”).
(2)     Notional volumes and weighted average price represent various contracts over the respective terms. The notional volumes and weighted average price may fluctuate from month to month as it represents the averages for various individual contracts with different terms.
(3)     Contract terms represent various individual contracts with different terms, and range from one to fifteen months.
(4)     Other financial positions consist of risk management positions related to WCS and condensate differential contracts, Belvieu fixed contracts, reformulated blendstock for oxygenate blending gasoline contracts, heating oil and natural gas fixed price contracts, foreign exchange contracts, the Company’s U.S. Manufacturing segment and marketing activities.
Sensitivities
The following table summarizes the sensitivity of the fair value of Cenovus’s risk management positions to independent fluctuations in commodity prices and foreign exchange rates, with all other variables held constant. Management believes the fluctuations identified in the table below are a reasonable measure of volatility. The impact of fluctuating commodity prices on the Company’s open risk management positions could have resulted in an unrealized gain (loss) impacting earnings before income tax as follows:

As at September 30, 2021	Sensitivity Range	Increase	Decrease
Crude Oil Commodity Price	± US$5.00/bbl Applied to WTI, Condensate and Related Hedges	(199)	199
WCS and Condensate Differential Price	± US$2.50/bbl Applied to WCS and Differential Hedges Tied to Production	5	(5)
Refined Products Commodity Price	± US$5.00/bbl Applied to Heating Oil and Gasoline Hedges	(11)	11
U.S. to Canadian Dollar Exchange Rate	± 0.05 in the U.S. to Canadian Dollar Exchange Rate	11	(12)
B) Credit Risk
Credit risk arises from the potential that the Company may incur a financial loss if a counterparty to a financial instrument fails to meet its financial or performance obligations in accordance with agreed terms. Cenovus has in place a Credit Policy approved by the Audit Committee and the Board of Directors designed to ensure that its credit exposures are within an acceptable risk level. The Credit Policy outlines the roles and responsibilities related to credit risk, sets a framework for how credit exposures will be measured, monitored and mitigated, and sets parameters around credit concentration limits.
Cenovus assesses the credit risk of new counterparties and continues risk-based monitoring of all counterparties on an ongoing basis. A substantial portion of Cenovus’s accounts receivable are with customers in the oil and gas industry and are subject to normal industry credit risks. Cenovus’s exposure to its counterparties is within credit policy tolerances. The maximum credit risk exposure associated with accounts receivable and accrued revenues, net investment in finance leases, risk management assets and long-term receivables is the total carrying value.
As at September 30, 2021, approximately 94 percent of the Company’s accruals, receivables related to Cenovus's joint ventures and joint operations, trade receivables and net investment in finance leases were investment grade, and substantially all of the Company’s accounts receivable were outstanding for less than 60 days. The average expected credit loss on the Company’s accruals, receivables related to Cenovus's joint ventures and joint operations, trade receivables and net investment in finance leases was 2.7 percent as at September 30, 2021 (December 31, 2020 – 0.5 percent).
C) Liquidity Risk
Liquidity risk is the risk that the Company will not be able to meet all of its financial obligations as they become due. Liquidity risk also includes the risk of not being able to liquidate assets in a timely manner at a reasonable price. Cenovus manages its liquidity risk through the active management of cash and debt and by maintaining appropriate access to credit, which may be impacted by the Company’s credit ratings. As disclosed in Note 18, over the long term, Cenovus targets a Net Debt to Adjusted EBITDA of less than 2.0 times to manage the Company’s overall debt position.
Undiscounted cash outflows relating to financial liabilities are:

As at September 30, 2021	Less Than 1 Year	Years 2 and 3	Years 4 and 5	Thereafter	Total
Accounts Payable and Accrued Liabilities	5,735	—	—	—	5,735
Short-Term Borrowings (1)	48	—	—	—	48
Long-Term Debt (1)	1,124	1,621	2,612	15,109	20,466
Contingent Payment	396	—	—	—	396
Lease Liabilities (1)	448	782	628	3,176	5,034

As at December 31, 2020	Less Than 1 Year	Years 2 and 3	Years 4 and 5	Thereafter	Total
Accounts Payable and Accrued Liabilities	2,018	—	—	—	2,018
Short-Term Borrowings (1)	121	—	—	—	121
Long-Term Debt (1)	385	1,965	1,966	8,627	12,943
Contingent Payment	36	28	—	—	64
Lease Liabilities (1)	254	445	365	1,412	2,476
(1)     Principal and interest, including current portion if applicable.